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                            STAGECOACH FUNDS, INC.
                           DIVERSIFIED INCOME FUND
                            GROWTH AND INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 16, 1996
                       TO PROSPECTUS DATED MAY 1, 1995
                     AS SUPPLEMENTED ON AUGUST 24, 1995,
                     OCTOBER 18, 1995 AND JANUARY 2, 1996


        The following paragraph replaces the fourth paragraph under the prospectus section "THE FUNDS AND MANAGEMENT":

         Mr. Robert Bissell has replaced Thomas L. Diblee as co-manager of the portfolios of the Diversified Income and Growth and Income Funds as of February 14, 1996. Except for a brief period between October 1, 1995 and February 14, 1996, Mr. Bissell has been responsible for the day-to-day management of the Diversified Income Fund since its inception, and the Growth and Income Fund since January 1992. Mr. Bissell joined Wells Fargo Bank at the time of its merger with Crocker Bank and has been with the combined organization for over 20 years. Prior to joining Wells Fargo Bank, he was vice president and investment counsel with M. H. Edie Investment Counseling, where he managed institutional and high-net-worth portfolios. Mr. Bissell holds a finance degree from the University of Virginia. He is a chartered financial analyst and a member of the Los Angeles Society of Financial Analysts.